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                                                                   EXHIBIT 10(F)

                                  AMENDMENT TO
                     THE DIAL CORP 1992 STOCK INCENTIVE PLAN

         WHEREAS, The Dial Corporation (the "Company") has entered into an Agreement and Plan of Merger dated as of December 14, 2003 by and among the Company, Henkel KGaA and Henkel Merger Corporation (the "Merger Agreement"); and

         WHEREAS, upon consummation of the merger pursuant to the Merger Agreement (the "Effective Time"), each share of the Company's common stock (a "Share") will be converted into the right to receive $28.75 in cash, without interest, subject to any applicable withholding taxes, and the Shares will no longer be publicly traded; and

         WHEREAS, under Section 9 of The Dial Corp 1992 Stock Incentive Plan (the "Plan"), the Company's Board of Directors has the power to amend the Plan;

         THEREFORE, on December 14, 2003, and effective as of that date, the Board of Directors has amended the Plan as follows:

1. The first sentence of Section 5(j) of the Plan is hereby amended by deletion of the initial phrase, "On receipt of written notice of exercise,". The sentence shall hereafter begin as follows: "The Committee may elect....".

2. Notwithstanding any other provisions of the Plan, from and after the Effective Time, (i) there shall be no grant of any options or other equity rights or awards under the Plan, and (ii) all administrative and other rights and authorities granted under the Plan to the Company, the Board of Directors of the Company or any committee or designee thereof shall reside with Henkel KGaA.

         IN WITNESS WHEREOF, the foregoing was executed as of the 14th day of December, 2003.

                                THE DIAL CORPORATION



                               /s/ Bernhard J. Welle
                               --------------------------------------------
                               By: Bernhard J. Welle
                               Its:Executive Vice President-Shared Services